UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)  November 9, 2004

CNH CAPITAL RECEIVABLES INC.
CNH EQUIPMENT TRUST 2004-A

(Exact Name of Registrant as Specified in its Charter)

Delaware

Delaware
(State or Other Jurisdiction of Incorporation)

333-98887	39-1995297
333-98887-04	20-1620620
(Commission File Number)	(IRS Employer Identification No.)

100 South Saunders Road, Lake Forest, Illinois 60045

c/o The Bank of New York (Delaware), White Clay Center,

Route 273, Newark, Delaware 19711
(Address of Principal Executive Offices)   (Zip Code)

(847)735-9200

(302)283-8079

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

In the Prospectus Supplement dated November 9, 2004, issued under Registration Statement No. 333-98887, the Registrant stated that, following the end of the pre-funding period, it would file a report on Form 8-K containing information comparable to that contained in the tables set forth therein regarding the aggregate characteristics of all of the receivables in CNH Equipment Trust 2004-A after the addition of the additional receivables.  Following below is such information:

Composition of the Receivables as of the End of the Pre-Funding Period

Weighted Average Adjusted APR	Aggregate Statistical Contract Value	Number of Receivables	Weighted Average Remaining Term	Weighted Average Original Term	Average Statistical Contract Value
4.458%	$1,510,365,375.24	58,488	48.37 months	52.72 months	$25,823.51

Distribution by Receivable Type of the Receivables Pool as of the End of the Pre-Funding Period

Percent of
		Aggregate	Aggregate
		Statistical	Statistical
Receivable Type	Number of Receivables	Contract Value	Contract Value
Retail Installment Contracts	58,488	$1,510,365,375.24	100.00%

Distribution by Contract Annual Percentage Rate
of the Receivables as of the End of the Pre-Funding Period

			Percent of
		Aggregate	Aggregate
		Statistical	Statistical
Contract APR Range (%)	Number of Receivables	Contract Value	Contract Value
0.000 - 0.999	13,403	$224,202,749.54	14.84%
1.000 - 1.999	3,305	$77,907,963.04	5.16%
2.000 - 2.999	3,855	$112,494,958.03	7.45%
3.000 - 3.999	6,874	$187,180,364.16	12.39%
4.000 - 4.999	7,440	$276,756,538.87	18.32%
5.000 - 5.999	4,928	$177,253,404.88	11.74%
6.000 - 6.999	5,270	$198,684,003.07	13.15%
7.000 - 7.999	6,303	$156,549,410.72	10.37%
8.000 - 8.999	4,465	$69,524,657.80	4.60%
9.000 - 9.999	1,801	$19,258,482.54	1.28%
10.000 - 10.999	507	$7,083,817.91	0.47%
11.000 - 11.999	247	$2,399,529.21	0.16%
12.000 - 12.999	63	$793,673.72	0.05%
13.000 - 13.999	21	$241,222.66	0.02%
14.000 - 14.999	5	$32,574.68	0.00%
17.000 - 17.999	1	$2,024.41	0.00%
Total:	58,488	$1,510,365,375.24	100.00%

Distribution by Equipment Type of the
Receivables as of the End of the Pre-Funding Period

			Percent of
		Aggregate	Aggregate
		Statistical	Statistical
Type	Number of Receivables	Contract Value	Contract Value
Agriculture - New	30,451	$680,650,519.72	45.07%
Agriculture - Used	16,548	$446,330,738.40	29.55%
Construction - New	8,281	$290,173,155.47	19.21%
Construction - Used	3,208	$93,210,961.65	6.17%
Total:	58,488	$1,510,365,375.24	100.00%

Distribution by Payment Frequency of the
Receivables as of the End of the Pre-Funding Period

			Percent of
		Aggregate	Aggregate
		Statistical	Statistical
Frequency	Number of Receivables	Contract Value	Contract Value
Annual(1)	21,760	$672,669,579.00	44.54%
Semiannual	1,731	$49,044,811.41	3.25%
Quarterly	540	$14,673,022.93	0.97%
Monthly	33,260	$699,936,516.30	46.34%
Irregular	1,197	$74,041,445.60	4.90%
Total:	58,488	$1,510,365,375.24	100.00%

(1) Approximately 6.93%, 8.66%, 13.17%, 10.51%, 8.46%, 10.00%, 8.05%, 8.68%, 13.99%, 5.00%, 1.91% and 4.65% of the annual receivables have scheduled payments within the collection periods relating to the payment dates in January, February, March, April, May, June, July, August, September, October, November and December, respectively.

Distribution by Current Statistical Contract Value of the
Receivables as of the End of the Pre-Funding Period

			Percent of
		Aggregate	Aggregate
		Statistical	Statistical
Statistical Contract Value Range ($)	Number of Receivables	Contract Value	Contract Value
Up to - 5,000.00	4,803	$16,501,346.45	1.09%
5,000.01 - 10,000.00	10,099	$75,889,585.50	5.02%
10,000.01 - 15,000.00	11,121	$139,117,651.77	9.21%
15,000.01 - 20,000.00	9,495	$164,513,122.86	10.89%
20,000.01 - 25,000.00	5,820	$129,335,733.34	8.56%
25,000.01 - 30,000.00	3,430	$93,574,588.59	6.20%
30,000.01 - 35,000.00	2,277	$73,436,326.82	4.86%
35,000.01 - 40,000.00	1,626	$60,767,973.24	4.02%
40,000.01 - 45,000.00	1,439	$61,053,670.63	4.04%
45,000.01 - 50,000.00	1,217	$57,696,366.36	3.82%
50,000.01 - 55,000.00	1,107	$57,931,861.05	3.84%
55,000.01 - 60,000.00	925	$53,080,082.50	3.51%
60,000.01 - 65,000.00	756	$47,086,750.62	3.12%
65,000.01 - 70,000.00	631	$42,529,974.33	2.82%
70,000.01 - 75,000.00	471	$34,046,006.58	2.25%
75,000.01 - 80,000.00	351	$27,179,486.23	1.80%
80,000.01 - 85,000.00	305	$25,103,778.78	1.66%
85,000.01 - 90,000.00	264	$23,071,304.67	1.53%
90,000.01 - 95,000.00	244	$22,555,205.14	1.49%
95,000.01 - 100,000.00	245	$23,877,070.14	1.58%
100,000.01 - 200,000.00	1,626	$211,944,606.31	14.03%
200,000.01 - 300,000.00	169	$39,482,080.21	2.61%
300,000.01 - 500,000.00	50	$19,102,673.74	1.26%
More than 500,000.00	17	$11,488,129.38	0.76%
Total:	58,488	$1,510,365,375.24	100.00%

Geographic Distribution of the
Receivables as of the End of the Pre-Funding Period

			Percent of
		Aggregate	Aggregate
		Statistical	Statistical
State(2)	Number of Receivables	Contract Value	Contract Value
Alabama	598	$14,560,104.55	0.96%
Alaska	26	$635,330.50	0.04%
Arizona	446	$17,169,305.42	1.14%
Arkansas	2,144	$67,635,529.16	4.48%
California	1,742	$62,579,465.67	4.14%
Colorado	590	$18,220,755.45	1.21%
Connecticut	320	$8,445,807.87	0.56%
Delaware	208	$6,922,854.68	0.46%
District of Columbia	4	$125,913.95	0.01%
Florida	1,300	$37,954,768.91	2.51%
Georgia	1,503	$32,475,990.84	2.15%
Hawaii	140	$4,697,635.77	0.31%
Idaho	698	$22,391,343.28	1.48%
Illinois	2,679	$76,574,150.90	5.07%
Indiana	2,122	$54,905,553.95	3.64%
Iowa	2,111	$66,952,991.27	4.43%
Kansas	1,213	$35,102,880.66	2.32%
Kentucky	1,617	$29,176,567.37	1.93%
Louisiana	1,057	$30,100,597.18	1.99%
Maine	298	$6,812,898.39	0.45%
Maryland	1,085	$24,458,340.87	1.62%
Massachusetts	223	$4,469,962.62	0.30%
Michigan	1,966	$40,666,971.09	2.69%
Minnesota	2,312	$59,500,722.27	3.94%
Mississippi	1,074	$34,998,958.04	2.32%
Missouri	2,087	$51,682,156.20	3.42%
Montana	583	$18,519,990.40	1.23%
Nebraska	1,210	$40,612,691.43	2.69%
Nevada	250	$9,971,622.55	0.66%
New Hampshire	246	$5,864,650.52	0.39%
New Jersey	689	$16,556,523.10	1.10%
New Mexico	192	$7,046,387.05	0.47%
New York	2,635	$51,167,965.63	3.39%
North Carolina	1,586	$40,031,613.36	2.65%
North Dakota	954	$30,464,328.10	2.02%
Ohio	2,272	$49,209,633.21	3.26%
Oklahoma	963	$25,005,303.60	1.66%
Oregon	732	$22,251,370.36	1.47%
Pennsylvania	2,776	$59,132,088.23	3.92%
Rhode Island	31	$597,979.98	0.04%
South Carolina	871	$17,076,859.76	1.13%
South Dakota	1,311	$36,066,670.64	2.39%
Tennessee	1,793	$38,754,183.56	2.57%
Texas	4,055	$102,694,909.98	6.80%
Utah	284	$8,092,154.47	0.54%
Vermont	331	$6,613,682.37	0.44%
Virginia	1,727	$33,011,796.57	2.19%
Washington	928	$26,745,760.97	1.77%
West Virginia	357	$6,454,203.32	0.43%
Wisconsin	2,022	$45,082,095.72	2.98%
Wyoming	127	$4,123,353.50	0.27%
Total:	58,488	$1,510,365,375.24	100.00%

(2) Based upon billing address of the obligors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES INC.
(Registrant)

	By:	/s/	BRIAN O’KEANE
	Name:		Brian O’Keane
	Title:		Assistant Treasurer

Dated: November 9, 2004

CNH EQUIPMENT TRUST 2004-A
(Registrant)

	By:	Case Credit Corporation
Administrator of the CNH Equipment Trust 2004-A
(Co-Registrant)

	By:	/s/	BRIAN O’KEANE
	Name:		Brian O’Keane
	Title:		Assistant Treasurer

Dated: November 9, 2004